UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Medivation, Inc.

(Name of Registrant as Specified In Its Charter)

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MEDIVATION, INC.

201 SPEAR STREET, 3RD FLOOR

SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 5, 2008

The Annual Meeting of Stockholders of Medivation, Inc. (the “Company”) will be held on June 5, 2008 at 1:00 p.m. Pacific time, at 201 Spear Street, 3rd Floor, San Francisco, California 94105 for the following purposes:

1.	To elect Daniel D. Adams, Gregory H. Bailey, M.D., Kim D. Blickenstaff, David T. Hung, M.D. and W. Anthony Vernon as Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 18, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournment(s) or postponement(s) of the Annual Meeting of Stockholders.

In order to ensure your representation at the Annual Meeting of Stockholders, you are requested to submit your proxy by the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting of Stockholders and file with the Corporate Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

Medivation, Inc.

Michael W. Hall
Corporate Secretary
San Francisco, California
April 29, 2008

MEDIVATION, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 5, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Medivation, Inc. (the “Company”), a Delaware corporation, to be held at 1:00 p.m. Pacific time on June 5, 2008 and at any adjournment(s) or postponement(s) thereof for the following purposes:

1.	To elect Daniel D. Adams, Gregory H. Bailey, M.D., Kim D. Blickenstaff, David T. Hung, M.D. and W. Anthony Vernon as Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Annual Meeting will be held at 201 Spear Street, 3rd Floor, San Francisco, California 94105. This proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 29, 2008.

Solicitation

This solicitation is made on behalf of our Board of Directors. We will bear the costs of preparing and mailing this proxy statement and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

Voting Rights and Outstanding Shares

Only holders of record of our common stock, as of the close of business on April 18, 2008, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock of the Company constitutes the only class of our securities entitled to vote at the Annual Meeting. Each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 18, 2008, there were 28,861,480 shares of common stock issued and outstanding, which are held by approximately 42 holders of record.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Directors will be elected by a plurality of votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. All other proposals require the affirmative vote of a majority of votes present in person or by proxy at the Annual Meeting. Abstentions, therefore, have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

We request that you vote your shares by the Internet, by telephone, or by marking the accompanying proxy card to indicate your votes, signing and dating it, and returning it in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR all matters that are voted upon at the meeting.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing with the Corporate Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted over the Internet or by telephone or executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Corporate Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to the Corporate Secretary, Medivation, Inc., at the address of our principal executive offices at 201 Spear Street, 3rd Floor, San Francisco, California 94105. Our telephone number is (415) 543-3470.

Stockholder Proposals to be Presented at the Next Annual Meeting of Stockholders

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2009 Annual Meeting of Stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than December 24, 2008 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such Annual Meeting.

Any stockholder who does not intend to have its proposal included in the 2009 proxy statement for the Annual Meeting but intends to present a proposal at our 2009 Annual Meeting of Stockholders, must submit such proposal in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth above no later than March 9, 2009. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of five members. Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five nominees designated below to serve until the 2009 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors.

The following table sets forth certain information concerning the five nominees for directors of the Company as of April 18, 2008.

Name	Age	Director Since	Position
Daniel D. Adams	67	2005	Director
Gregory H. Bailey, M.D.	52	2005	Director
Kim D. Blickenstaff	55	2005	Director, Chairman of the Board
David T. Hung, M.D.	50	2004	President, Chief Executive Officer and Director
W. Anthony Vernon	52	2006	Director

Daniel D. Adams. Mr. Adams has served as a member of our Board of Directors of since 2005. Mr. Adams is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Adams has been the President and Chief Executive Officer of Protein Sciences Corporation, a biopharmaceutical service company, since 1996. Mr. Adams also was a co-founder and the first Chief Executive Officer of Biogen, and the founder of Advanced Genetic Sciences, Inc., Plant Genetic Systems and Allerx, Inc. Mr. Adams holds a B.A. degree in Chemistry from Cornell University and a J.D. magna cum laude from New York University School of Law.

Gregory H. Bailey, M.D. Dr. Bailey has served as a member of our Board of Directors since 2005. Dr. Bailey is a member of our Compensation Committee. Since January 2007, Dr. Bailey has been the managing partner of Palantir Group, Inc., a biotech merchant bank. From May 2004 until January 2007, Dr. Bailey was managing director at MDB Capital Group LLC, an investment banking firm. Prior to that, Dr. Bailey was a life science analyst at Participating Capital, an investment banking firm, since 1995. Dr. Bailey is a director of Opexa Therapeutics, Inc., formerly PharmaFrontiers Corp., a cellular therapy company. Dr. Bailey holds a M.D. degree from the University of Western Ontario.

Kim D. Blickenstaff. Mr. Blickenstaff has served as a member of our Board of Directors since 2005 and as the Chairman of our Board of Directors since 2007. Mr. Blickenstaff is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Blickenstaff has been President and Chief Executive Officer of Tandem Diabetes Care, a privately held company focusing on improved insulin infusion therapy, since September 2007. From 1988 until August 2007, Mr. Blickenstaff served as Chairman and Chief Executive Officer of Biosite Incorporated, a provider of medical diagnostic products. Mr. Blickenstaff is also a director of SenoRx, Inc., a developer of improved breast cancer biopsy and treatment devices, and is a member of their compensation committee. Mr. Blickenstaff was formerly a certified public accountant and has more than ten years of experience overseeing the preparation of financial statements. Mr. Blickenstaff received a B.A. from Loyola University, Chicago and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.

David T. Hung, M.D. Dr. Hung has been our President and Chief Executive Officer, and a member of our Board of Directors, since December 2004. Previously, Dr. Hung served as the President and Chief Executive Officer, and member of the Board of Directors, of Medivation Neurology, Inc. from its inception in September 2003 through December 2004, when it became our wholly owned subsidiary by merger. Dr. Hung continues to serve as the President and Chief Executive Officer, and member of the Board of Directors, of Medivation Neurology, Inc. From 1998 until 2001, Dr. Hung was employed by ProDuct Health, Inc., a privately held medical device company, as Chief Scientific Officer (1998-1999) and as President and Chief Executive Officer (1999-2001). Dr. Hung served as a consultant to Cytyc Corporation from 2001 until 2002 to assist with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Dr. Hung is a director and member of the compensation committee of Opexa Therapeutics, Inc., formerly PharmaFrontiers Corp., a cellular therapy company. Dr. Hung received an M.D. from the University of California, San Francisco, School of Medicine, and an A.B. in Biology from Harvard College.

W. Anthony Vernon. Mr. Vernon has served as a member of our board of directors since 2006. Mr. Vernon is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. He has been the Healthcare Industry Partner of Ripplewood Holdings Inc. since 2006. Mr. Vernon had previously led a number of Johnson & Johnson’s largest franchises during a 24-year career at Johnson & Johnson. From 2004 until 2005, Mr. Vernon was employed as Company Group Chairman of Depuy Inc., an orthopedics company which is a subsidiary of Johnson & Johnson. From 2001 until 2004, Mr. Vernon served as President and Chief Executive Officer of Centocor, Inc., a biomedicines company which is a division of Johnson & Johnson. He has also served as President of McNeil Consumer Products and Nutritionals, Worldwide President of The Johnson & Johnson-Merck Joint Venture and as a member of Johnson & Johnson’s Group Operating Committees for Consumer Healthcare and Nutritionals, Biopharmaceuticals, and Medical Devices and Diagnostics. He is also a director of several consumer, biotech and medical device companies, including Uluru Inc., NovoCure Ltd., Cord Blood Registry, Disc Dynamics Inc., and Axon Labs. Mr. Vernon received a B.A. from Lawrence University and an M.B.A. from the Northwestern University Kellogg Graduate School of Management.

All directors will hold office until our next Annual Meeting of Stockholders or until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

During 2007, the Board of Directors held a total of 9 meetings. All directors attended at least 75% of the total number of Board of Directors meetings and meetings of Board of Directors committees on which the director served during 2007. The Board of Directors has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Daniel Adams, Gregory Bailey, Kim Blickenstaff and W. Anthony Vernon.

The Board of Directors has a separately-designated standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Current committee charters are available on our website at www.medivation.com and in print to be sent to any of our stockholders upon request. Requests for such copies should be addressed to: Medivation, Inc., 201 Spear Street, 3rd Floor, San Francisco, California 94105, Attn: Investor Relations, telephone number (415) 543-3470. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with the current listing standards of The NASDAQ Global Market. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that all three members of the Audit Committee are “audit committee financial experts,” as such term is defined in Item 407(d) of Regulation S-B promulgated by the SEC, by virtue of their relevant experiences listed in their biographical summaries provided above in the section entitled “Proposal 1—Election of Directors.”

Audit Committee. The Audit Committee is responsible for reviewing the work of our internal accounting processes and independent auditors. The Audit Committee has the sole authority for the appointment, compensation and oversight of our independent auditors and approval of any significant non-audit relationship with the independent auditors. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. During 2007, the Audit Committee held 4 meetings. The Audit Committee is comprised of Directors Blickenstaff, Adams (Chair) and Vernon. The Audit Committee is established in accordance with section 3(a)(58)(A) of the Exchange Act.

Compensation Committee. The Compensation Committee is responsible for approving our goals and objectives relevant to compensation, staying informed as to market levels of compensation and, based on evaluations submitted by management, recommending to our Board of Directors compensation levels and systems for the Board of Directors and our officers that correspond to our goals and objectives. The Compensation Committee has the authority to approve the compensation provided to our executive officers. An independent consulting firm, J. Thelander Associates, was retained by the Compensation Committee to assist it in the determination of the key elements of compensation programs, including cash and equity awards for our executive officers. J. Thelander Associates consulted with our executive officers regarding the desired structure of our compensation programs, but developed its recommendations regarding specific compensation levels independently of our executive officers and provided its recommendation directly to the Compensation Committee. Reviews of compensation programs are performed annually. During 2007, the Compensation Committee held 2 meetings. The Compensation Committee is comprised of Directors Blickenstaff, Adams, Bailey and Vernon (Chair).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. During 2007, the function of the Nominating and Corporate Governance Committee was performed by the full Board of Directors and the Nominating and Corporate Governance Committee held no meetings. The Nominating and Corporate Governance Committee is comprised of Directors Blickenstaff, Adams (Chair) and Vernon.

Stockholder Recommendations and Communication with the Board of Directors

Stockholders may recommend any person as a nominee for director by writing to the Corporate Secretary at the Company’s address above. The recommendations must be received at the Company not later than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting of Stockholders and must be accompanied by the following information:

•	name and address of the nominating stockholder;

•	a representation that the nominating stockholder is a record holder;

•	a representation that the nominating stockholder intends to appear in person or by proxy at the Annual Meeting of Stockholders to nominate the person or persons specified;

•	information regarding each nominee that would be required to be included in a proxy statement;

•	a description of any arrangements or understandings between the nominating stockholder and the nominee; and

•	the consent of each nominee to serve as a director, if elected.

The director qualifications developed to date focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board of Directors. The Nominating and Corporate Governance Committee may consider the following criteria in recommending candidates for election to the Board of Directors:

•	experience in corporate governance, such as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company; and

•	academic expertise in an area of the Company’s operations.

Prior to each Annual Meeting of Stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Board of Directors will consider incumbent Board of Directors members and other well-qualified individuals as potential director nominees. The Board of Directors will determine whether to retain an executive search firm to identify Board of Directors candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Board of Directors will review each potential candidate. Management may assist the Board of Directors in the review process at the direction of the Board of Directors. The Board of Directors will select the candidate or candidates it believes are the most qualified to recommend to the stockholders as a director nominee. Candidates recommended by a stockholder are evaluated in the same manner as candidates identified by a Board of Directors member.

Each of the nominees for election as director at the Annual Meeting is recommended by the Board of Directors.

Stockholders may send correspondence to the Board of Directors or any individual member of the Board of Directors, c/o the Corporate Secretary at our principal executive offices at the address set forth above. The Corporate Secretary will review all correspondence addressed to the Board of Directors, or any individual Board of Directors member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the Board of Directors and make the correspondence available to the Board of Directors for its review at the request of the Board of Directors. The Corporate Secretary will forward stockholder communications to the Board of Directors prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged to attend in person the Annual Meeting of Stockholders. One director attended the Annual Meeting of Stockholders in 2007.

Director Compensation

The table below sets forth the compensation paid to each non-employee member of our Board of Directors during the fiscal year ended December 31, 2007. Dr. Hung did not receive any compensation for his services as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Daniel D. Adams	53,000	111,130	(2)	164,130
Gregory H. Bailey, M.D.	39,000	74,689	(3)	113,689
Kim D. Blickenstaff	49,000	111,130	(4)	160,130
W. Anthony Vernon	46,000	92,535	(5)	138,535

(1)	Measured as value of compensation expense recognized by the Company for financial statement reporting purposes in fiscal year 2007, computed pursuant to Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment. The assumptions used to calculate the value of option awards are set forth under Note 9(f) of the Notes to Consolidated Financial Statements included in our Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2007, filed on February 19, 2008.

(2)	At December 31, 2007, Mr. Adams held options covering 121,710 shares of common stock.

(3)	At December 31, 2007, Dr. Bailey held options covering 80,950 shares of common stock.

(4)	At December 31, 2007, Mr. Blickenstaff held options covering 131,900 shares of common stock.

(5)	At December 31, 2007, Mr. Vernon held options covering 116,900 shares of common stock.

Our director who is employed by the Company receives no additional compensation for his services as director. Upon initial election to the Board of Directors, each non-employee director receives an initial grant of options to purchase shares of our common stock at the fair market value at the time of the grant under our Amended and Restated 2004 Equity Incentive Award Plan. Such options are subject to a four-year vesting schedule. In addition to the directors’ automatic initial stock option grants, we grant stock options to our non-employee directors on a discretionary basis under our Amended and Restated 2004 Equity Incentive Award Plan. We reimburse all of our directors for their out-of-pocket expenses incurred in serving on our Board of Directors.

For fiscal year 2007, each of our non-employee directors received an annual retainer of $30,000. For fiscal year 2007, each non-employee director also received each of the applicable retainers and fees set forth below for serving as Chairman of the Board of Directors or as a committee chair and/or attending Board of Directors and committee meetings:

Annual Retainer for Chairman	$10,000
Annual Retainer for Committee Chairs:
Audit Committee	$7,500
Compensation Committee	$5,000
Nominating and Corporate Governance Committee	$5,000
Fee per Board Meeting:
Attended in Person	$2,000
Attended Telephonically	$1,000
Fee per Committee Meeting:
Attended in Person	$1,000
Attended Telephonically	$500

Required Vote

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy shall be elected as directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FIVE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

The names, ages and certain other information concerning our executive officers as of April 18, 2008 is set forth below (unless provided elsewhere in this Proxy Statement):

Name	Age	Title
David T. Hung, M.D.	50	President, Chief Executive Officer, Director
C. Patrick Machado	44	Senior Vice President, Chief Financial Officer
Lynn Seely, M.D.	49	Chief Medical Officer
Rohan Palekar	42	Chief Commercial Officer
Andrew A. Protter, Ph.D.	54	Vice President, Preclinical Development
Sarvajit Chakravarty, Ph.D.	42	Vice President, Medicinal Chemistry

David T. Hung, M.D. Biographical information regarding Dr. Hung is set forth under “Proposal 1: Election of Directors.”

C. Patrick Machado. Mr. Machado has been our Senior Vice President and Chief Financial Officer since December 2004. Previously, Mr. Machado served as the Senior Vice President and Chief Financial Officer, and a member of the Board of Directors, of Medivation Neurology, Inc. from its inception in September 2003 through December 2004, when it became our wholly owned subsidiary by merger. Mr. Machado continues to serve as the Senior Vice President and Chief Financial Officer, and a member of the Board of Directors, of Medivation Neurology, Inc. From 1998 until 2001, Mr. Machado was employed by ProDuct Health, Inc., a privately held medical device company, as Vice President, Chief Financial Officer and General Counsel (1998-2000) and as Senior Vice President and Chief Financial Officer (2000-2001). From 2001 until 2002, Mr. Machado served as a consultant to Cytyc Corporation to assist with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Mr. Machado received a J.D. from Harvard Law School and a B.A. and B.S. in German and Economics, respectively, from Santa Clara University.

Lynn Seely, M.D. Dr. Seely joined as our Chief Medical Officer in March 2005. From September 2002 to March 2005, Dr. Seely served as Vice President of Clinical Development at Anesiva, Inc., formerly Corgentech Inc., a biomedical company. From 1996 through 2000, Dr. Seely served as an Associate Director of Clinical Development at Chiron Corporation, a biotechnology company. Dr. Seely served as Vice President of Clinical Development at ProDuct Health, Inc., a privately held medical device company, from 2000 to 2001. Dr. Seely subsequently served as Vice President of Clinical Development for Cytyc Health Corporation, a medical device company and subsidiary of Cytyc Corporation, a medical device company, from 2001 to 2002, where she assisted with transitional matters related to Cytyc Corporation’s acquisition of ProDuct Health, Inc. Dr. Seely received an M.D. from the University of Oklahoma College of Medicine and completed her residency in internal medicine at Yale-New Haven Hospital.

Rohan Palekar. Mr. Palekar joined Medivation as chief commercial officer in January 2008, following a 16-year commercial career at the Johnson & Johnson family of companies in positions of increasing seniority. From 2005 to December 2007, Mr. Palekar served as vice president, sales and marketing—dermatology for Centocor, Inc., where he led the sales and marketing group for Remicade®, a multi-billion dollar anti-TNF antibody. From 2001 to 2005, Mr. Palekar was worldwide vice president, global biologics strategic marketing for Centocor, where he managed a portfolio of more than ten molecules targeting a broad range of indications. Mr. Palekar also served as a member of the Johnson & Johnson Pharmaceuticals Group Marketing Excellence Steering Committee. Mr. Palekar earned a Bachelor of Commerce and a Bachelor of General Laws from the University of Bombay and a Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College.

Andrew A. Protter, Ph.D. Dr. Protter joined as our Vice President, Preclinical Development, in September 2006. From November 1982 until August 2006, Dr. Protter worked at Scios Inc., where he worked in preclinical research and development and served most recently as Vice President, Biology. Scios Inc., a Johnson & Johnson company, develops therapeutics for cardiovascular disease. Dr. Protter received a Ph.D. in biochemistry from the State University of New York, Stony Brook.

Sarvajit Chakravarty, Ph.D. Dr. Chakravarty joined Medivation as Vice President of Medicinal Chemistry in June 2007. He has more than 15 years of experience in medicinal chemistry, drug discovery and development in several therapeutic areas, including central nervous system disorders, inflammation and oncology. From May 1992 to August 2006, Dr. Chakravarty held medicinal chemistry positions of increasing seniority at Scios Inc., a biopharmaceutical company, serving most recently as the Director of Medicinal Chemistry. While at Scios, he played a significant role in the discovery and development of novel kinase inhibitors. Dr. Chakravarty is an author of more than 30 scientific publications and an inventor on 20 issued patents. He received his B.Sc. in chemistry from St. Stephen’s College, Delhi University in Delhi, India, and his Ph.D. in organic chemistry from New York University.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain summary compensation for the period indicated with respect to:

•	our Chief Executive Officer during the fiscal year ended December 31, 2007; and

•

our two most highly compensated executive officers, other than our Chief Executive Officer, who served as an executive officer of the Company as of December 31, 2007, (who we sometimes refer to herein, together with the foregoing Chief Executive Officer as of December 31, 2007, as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
David T. Hung, M.D.	2007	401,250	198,000	456,791	11,724	1,067,765
President, Chief Executive Officer, Director	2006	285,000	114,000	43,563	—	442,563

C. Patrick Machado	2007	288,750	120,000	401,544	228	810,522
Senior Vice President, Chief Financial Officer	2006	255,000	89,250	43,563	—	387,813

Lynn Seely, M.D.	2007	288,750	120,000	402,608	11,724	823,082
Chief Medical Officer	2006	255,000	89,250	296,063	—	640,313

(1)	Measured as value of compensation expense recognized by the Company for financial statement reporting purposes in fiscal years 2007 and 2006, computed pursuant to Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment, or FAS 123R.

(2)	In accordance with FAS 123R, we value stock options using the Black-Scholes option-pricing model and recognize this value as an expense over the vesting period of the options.

The fair value of option grant expense reported in the Summary Compensation Table was estimated using the Black-Scholes option pricing model with the following assumptions used for grants made in 2007: stock price—$21.17; exercise price—$21.17; expected option term—6.0 years; estimated volatility—60%; risk-free rate—4.37%; and dividend yield—0%. Further discussion of the Company’s option valuation methodology is contained in Note 9(f) of the Notes to Consolidated Financial Statements included in our Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2007, filed on February 19, 2008.

The fair value of option grant expense reported in the Summary Compensation Table was estimated using the Black-Scholes option pricing model with the following assumptions used for grants made in 2006: stock price—$11.76; exercise price—$11.76; expected option term—6.0 years; estimated volatility—59%; risk-free rate—4.70%; and dividend yield – 0%. Further discussion of the Company’s option valuation methodology is contained in Note 7(f) of the Notes to Consolidated Financial Statements included in our Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2006, filed on February 23, 2007.

(3)	During fiscal year 2007, the Company paid for certain health care premiums for each of the named executive officers. If the named executive officer opted out of the health insurance coverage paid for by the Company or chose a lesser amount of coverage, the full amount of the premium or the difference, respectively, was paid to the named executive officer in cash.

Annual Bonus Program

Our executive officers are eligible to receive annual bonuses at the discretion of the Compensation Committee. In September 2007, the Compensation Committee met and considered each executive’s contributions and the Company’s performance during the year and determined it was appropriate to award bonuses to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information concerning exercised and unexercised options held by the named executive officers at December 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David T. Hung, M.D.	—	220,000	(1)	—	21.17	10/1/2017
	43,750	106,250	(2)	—	11.76	10/31/2016
C. Patrick Machado	—	150,000	(3)	—	21.17	10/1/2017
	43,750	106,250	(2)	—	11.76	10/31/2016
Lynn Seely, M.D.	—	150,000	(3)	—	21.17	10/1/2017
	211,500	112,500	(4)	—	3.60	3/14/2015

(1)	The shares subject to the option vest according to the following schedule: 55,000 shares subject to the option will vest on October 1, 2008, and 4,583 shares subject to the option shall vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on October 1, 2011.

(2)	The shares subject to the option vest according to the following schedule: 37,500 shares subject to the option vested on October 31, 2007, and 3,125 shares subject to the option have vested and continue to vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on October 1, 2010.

(3)	The shares subject to the option vest according to the following schedule: 37,500 shares subject to the option will vest on October 1, 2008, and 3,125 shares subject to the option shall vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on October 1, 2011.

(4)	The shares subject to the option vest according to the following schedule: 90,000 shares subject to the option vested on March 15, 2006, and 7,500 shares subject to the option have vested and continue to vest on the first day of each full month thereafter, so that all of the shares subject to the option shall become fully vested on March 1, 2009.

Amended and Restated 2004 Equity Incentive Award Plan

The Amended and Restated 2004 Equity Incentive Award Plan, as amended, was amended and restated by the Board of Directors on March 22, 2007 and approved by the stockholders on May 30, 2007. The 2004 plan is designed to promote the success and enhance the value of the Company by linking the personal interests of the members of our Board of Directors and our employees, officers, executives and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2004 plan currently covers an aggregate of 7,500,000 shares of our common stock and will expire in 2017.

In the event of a change of control, awards issued under our Amended and Restated 2004 Equity Incentive Award Plan will be subject to accelerated vesting such that 100% of such award will become vested and exercisable or payable, as applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 18, 2008, for:

•	each director and each nominee to become a director;

•	each of our named executive officers;

•	all of our directors, nominees and named executive officers as a group; and

•	each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table below has been calculated based on SEC rules requiring that all equity securities exercisable for or convertible into shares of our common stock within 60 days of April 18, 2008, shall be deemed to be outstanding for the purpose of computing the percentage of ownership of any person holding such exercisable or convertible equity securities, but shall not be deemed to be outstanding for computing the percentage of ownership of any other person.

Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o Medivation, Inc., 201 Spear Street, 3rd Floor, San Francisco, California 94105.

	Shares Beneficially Owned
	Number	Percent
Named Executive Officers and Directors:

David T. Hung, M.D. (1)	1,683,266	5.83%
Gregory Bailey, M.D. (2)	567,466	1.97%
C. Patrick Machado (3)	511,462	1.77%
Lynn Seely, M.D. (4)	315,000	1.09%
W. Anthony Vernon (5)	109,916	*
Kim D. Blickenstaff (6)	109,400	*
Daniel Adams (7)	89,020	*
All named executive officers, directors and nominees as a group (seven persons) (1 – 7)	3,385,530	11.73%

5% Stockholders: (8)

Entities affiliated with QVT Financial LP (9)	3,415,494	11.83%
Entities affiliated with Knoll Capital Management, LP (10)	3,079,825	10.67%
Entities affiliated with Harbinger Capital Partners Master Fund I, Ltd. (11)	2,995,000	10.38%
Entities affiliated with Austin Marxe and David Greenhouse (12)	2,515,591	8.72%
Entities affiliated with Palo Alto Investors, LLC (13)	2,242,813	7.77%
Entities affiliated with O.S.S. Capital Management (14)	2,200,900	7.63%
Entities affiliated with Joseph Edelman (15)	1,600,708	5.55%

*	Represents beneficial ownership of less than 1%.

(1)	Consists of 1,524,641 shares of common stock held by Dr. Hung; 86,060 shares of common stock held in a family trust; 10,065 shares of common stock issuable upon exercise of warrants held by Dr. Hung and exercisable within 60 days; and 62,500 shares of common stock issuable upon exercise of options held by Dr. Hung and exercisable within 60 days.

(2)	Consists of 80,000 shares of common stock held by Topix, Inc.; 214,508 shares of common stock held by 703149 Ontario, Inc.; 214,508 shares of common stock issuable upon exercise of warrants held by Dr. Bailey and exercisable within 60 days; and 58,450 shares of common stock issuable upon exercise of options held by Dr. Bailey and exercisable within 60 days.

(3)	Consists of 446,123 shares of common stock held by the Machado Family Trust, 2,839 shares of common stock issuable upon exercise of warrants exercisable within 60 days and 62,500 shares of common stock issuable upon exercise of options exercisable within 60 days.

(4)	Consists of 315,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

(5)	Consists of 4,266 shares of common stock and 105,650 shares of common stock issuable upon exercise of options exercisable within 60 days.

(6)	Consists of 109,400 shares of common stock issuable upon exercise of options exercisable within 60 days.

(7)	Consists of 89,020 shares of common stock issuable upon exercise of options exercisable within 60 days.

(8)	The information in the following table is based solely on information contained in Schedules 13D/13G filed with the Securities and Exchange Commission.

(9)

Consists of 1,455,275 shares of common stock owned by QVT Overseas Ltd., 1,571,288 shares of common stock owned by Quintessence Fund L.P., QVT Associates LP and QVT Global II L.P. (each, a “Fund” and collectively, the “Funds”), and 388,931 shares of common stock held by a separate discretionary account for Deutche Bank AG (the “Separate Account”). QVT Financial LP is the investment manager for QVT Overseas Ltd., each of the Funds, and the Separate Account. QVT Financial GP LLC is the general partner of QVT Financial LP and each of the Funds. QVT Financial LP and QVT Financial GP LLC share voting and investment power over the common stock held by QVT Overseas Ltd., each of the Funds, and the Separate Account. The address for QVT Financial LP, QVT Financial GP LLC, and QVT Associates GP is 1177 Avenue of the Americas, 9 th Floor, New York, New York 10036. The address for QVT Overseas Ltd. is Walkers SPV, Walkers House, Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands.

(10)	Consists of 2,326,750 shares of common stock owned by Europa International, Inc. and 753,075 shares of common stock owned by Knoll Capital Fund II Master Fund Ltd. Knoll Capital Management, LP is the investment manager of Europa International, Inc. and a manager of KOM Capital Management, the investment manager of Knoll Capital Fund II Master Fund Ltd. Fred Knoll is the president of Knoll Capital Management, LP. Patrick O’Neill is a member of KOM Capital Management, LLC. Fred Knoll, Knoll Capital Management, LP and Europa International, Inc. share voting and investment power over the 2,326,750 shares of common stock owned by Europa International, Inc. KOM Capital Management, LLC, Patrick O’Neill, Fred Knoll, Knoll Capital Management, LP and Knoll Capital Fund II Master Fund Ltd. share voting and investment power over the 753,075 shares of common stock owned by Knoll Capital Fund II Master Fund Ltd. The address for Knoll Capital Management, LP, Fred Knoll, Europa International, Inc., Knoll Capital Fund II Master Fund Ltd., KOM Capital Management, LLC and Patrick O’Neill is 666 Fifth Avenue, Suite 3702, New York, New York 10103.

(11)

Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Offshore Manager, L.L.C. and HMC Investors, L.L.C. share voting and investment power over 1,996,667 shares of common stock. Harbert Management Corporation, Philip Falcone, Raymond J. Harbert and Michael D. Luce share voting and investment power over 2,995,000 shares of common stock. The address for Harbinger Capital Partners Master Fund I, Ltd. is c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland. The address for Philip Falcone is 555 Madison Avenue, 16th Floor, New York, New York 10022. The address for Harbinger Capital Partners Offshore Manager, L.L.C., HMC Investors, L.L.C., Harbert Management Corporation, Raymond J. Harbert, and Michael D. Luce is One Riverside Parkway South, Birmingham, Alabama 35244.

(12)

Consists of 324,508 shares of common stock owned by Special Situations Cayman Fund, L.P., 978,527 shares of common stock owned by Special Situations Fund III QP, L.P., 59,429 shares of common stock owned by Special Situations Fund III, L.P., 977,273 shares of common stock owned by Special Situations Private Equity Fund, L.P., and 175,854 shares of common stock owned by Special Situations Life Sciences Fund, L.P. Austin W. Marxe and David M. Greenhouse are the controlling principals of AWM Investment Company, Inc., the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM Investment Company, Inc. also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to Special Situations Fund III, L.P. and the general partner of Special Situations Fund III, QP, L.P. Messrs. Marxe and Greenhouse are members of MG Advisers L.L.C., the general partner of Special Situations Private Equity Fund, L.P. Messrs. Marxe and Greenhouse are members of LS Advisers L.L.C., the general partner of Special Situations Life Sciences Fund, L.P. AWM Investment Company, Inc. serves as the investment adviser to Special Situations Fund III QP, L.P., Special Situations Private Equity Fund, L.P., and Special Situations Life Sciences Fund, L.P. Through their control of AWM Investment Company, Inc., MGP Advisors Limited Partnership, MG Advisers, L.L.C. and LS Advisers L.L.C., Messrs. Marxe and Greenhouse share voting and investment power over the portfolio securities of each of the funds listed above. The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(13)	Palo Alto Investors is the manager of Palo Alto Investors, LLC. William Edwards is the President and controlling shareholder of Palo Alto Investors. Palo Alto Investors, LLC, Palo Alto Investors, and William Edwards share voting and investment power over the 2,242,813 shares of common stock. The address of Palo Alto Investors, LLC, Palo Alto Investors, and William Leland Edwards is 470 University Avenue, Palo Alto, CA 94301.

(14)	Consists of 85,455 shares of common stock owned by Oscar S. Schafer & Partners I LP, 929,206 shares of common stock owned by Oscar S. Schafer & Partners II LP, 1,110,922 shares of common stock owned by O.S.S. Overseas Fund Ltd and 75,317 shares of common stock held for the benefit of a third party in a separately managed account. O.S.S. Capital Management LP is the investment manager and manager of O.S.S. Overseas Fund Ltd., Oscar S. Schafer & Partners I LP, and O.S.S. S. Schafer & Partners II LP. O.S.S. Advisors LLC is the general partner of Oscar S. Schafer & Partners I LP and O.S.S. S. Schafer & Partners II LP. Schafer Brothers LLC is the general partner of O.S.S. Capital Management LP. Oscar S. Schafer is the senior managing member of O.S.S. Advisors LLC and of Schafer Brothers LLC. Andrew Goffe is the managing member of O.S.S. Advisors LLC and Schafer Brothers LLC. O.S.S. Capital Management LP, Schafer Brothers LLC, Oscar S. Schafer and Andrew Goffe share voting and investment power over 2,175,900 shares of common stock. Oscar S. Schafer has sole voting and investment power over 25,000 shares of common stock. The address of O.S.S. Capital Management, Oscar S. Schafer & Partners I LP, Oscar S. Schafer & Partner II LP, O.S.S. Advisors LLC, Schafer Brothers LLC, Oscar S. Schafer, and Andrew Goffe is 598 Madison Ave., New York, New York 10022. The address of O.S.S. Overseas Fund Ltd. is Walkers SPV Limited, Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands, British West Indies.

(15)

Consists of (i) 1,505,642 shares of common stock held by Perceptive Life Sciences Master Fund Ltd., a Cayman Islands company of which the investment manager is Perceptive Advisors LLC, a Delaware limited liability company of which Joseph Edelman is the managing member, 54,000 shares of which Mr. Edelman shares investment power with Michael Cho, and 19,056 shares of which Mr. Edelman shares investment power with Scott Bradley, and (ii) 95,066 shares held in an account of First New York Trading, LLC, 6,000 shares of which Mr. Edelman shares investment power with Mr. Cho. Mr. Edelman has sole voting power over 1,600,708 shares and sole investment power over 1,521,652 shares. The address of Joseph Edelman, Michael Cho, and Scott Bradley is Perceptive Advisors LLC, 499 Park Avenue, 25th Floor, New York, New York 10022.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, our Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders.

Dismissal of Principal Accountant

On March 21, 2007, we dismissed Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors. The reports of Singer Lewak Greenbaum & Goldstein LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, there were no disagreements with Singer Lewak Greenbaum & Goldstein LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

Appointment of New Principal Accountant

On March 21, 2007, the Company engaged PricewaterhouseCoopers LLP as its independent registered public accounting firm. During the fiscal years ended December 31, 2005 and December 31, 2006 and through March 21, 2007, neither the Company nor anyone on the Company’s behalf consulted PricewaterhouseCoopers LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report was provided to the Company and no oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1)(iv) of Regulation S-B.

Fees Paid to Our Independent Registered Public Accounting Firm

	2007	2006
Audit Fees (1)	$285,000	$171,695
Audit-Related Fees (2)	12,000	—
Tax Fees (3)	—	—
All Other Fees (4)	1,500	—

Total	$298,500	$171,695

(1)	Audit Fees represent the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and for services in connection with the statutory and regulatory filings or engagements for those fiscal years.

(2)	Audit-Related Fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees represents the aggregate fees billed for tax compliance, advice and planning.

(4)	All Other Fees represent fees for access to an online database of accounting pronouncements and interpretations maintained by PricewaterhouseCoopers LLP.

Pre-Approval Policies

Before an independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. The Audit Committee’s pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

Required Vote

The affirmative vote of the holders of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting shall be required to ratify the selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2007, with the exception of the following: one late Form 3 filing and two late Form 4 filings for Dr. Chakravarty; one late Form 4 filing for each of Messrs. Adams, Bailey, Blickenstaff, Hung, Machado and Vernon; and one late Form 4 filing for Dr. Seely. Each late filing was filed with respect to a single transaction.

The following Report of the Audit Committee is not considered proxy solicitation material and is not deemed to be filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act or the Exchange Act that might incorporate filings made by the Company under those statutes, the Report of the Audit Committee shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished this report concerning the independent audit of the Company’s financial statements.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2007 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent auditors. In addition, the members of the Audit Committee have discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. Members of the Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and members of the Audit Committee discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

DANIEL D. ADAMS

KIM D. BLICKENSTAFF

W. ANTHONY VERNON

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information concerning shares of our common stock issuable and available for issuance under our stockholder approved and non-stockholder approved equity compensation plans, in each case as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	3,359,326	$10.08	3,989,105
Equity compensation plans not approved by stockholders	—	—	—
Total	3,359,326	$10.08	3,989,105

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our Annual Report for the fiscal year ended December 31, 2007 has been mailed with this proxy statement.

By Order of the Board of Directors

Medivation, Inc.

Sincerely,

Michael W. Hall

Corporate Secretary

San Francisco, California

April 29, 2008

Proxy—MEDIVATION, INC.

PROXY FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF MEDIVATION, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2008 Annual Meeting of Stockholders to be held June 5, 2008 and the proxy statement, and appoints C. Patrick Machado and David T. Hung, M.D., and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Medivation, Inc. (the “Company”) held by the undersigned on April 18, 2008 that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held on June 5, 2008 at 1:00 p.m. Pacific time, and at any adjournment(s) or postponement(s) thereof in the manner set forth on the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy card will be voted FOR election of the nominees listed in item 1, and FOR proposal 2.

(Continued and to be voted on the reverse side)

THANK YOU FOR VOTING

ANNUAL MEETING OF STOCKHOLDERS

MEDIVATION, INC.

PROXY CARD

A. Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

		For	Withheld
01 –	Daniel D. Adams	☐	☐

02 –	Gregory H. Bailey, M.D.	☐	☐

03 –	Kim D. Blickenstaff	☐	☐

04 –	David T. Hung, M.D.	☐	☐

05 –	W. Anthony Vernon	☐	☐

B. Proposals

The Board of Directors recommends a vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of PricewaterhouseCoopers LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008.	☐	☐	☐

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1–Please keep signature within box	Signature 2–Please keep signature within box	Date (mm/dd/yyyy)
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